VANGUARD MONEY MARKET RESERVES
                              PROSPECTUS SUPPLEMENT

                                  July 1, 1998


Effective July 1, 1998, the Securities and Exchange Commission has made some changes to the federal rule that governs money market funds. One such change adds an exception to the general rule that a money market fund may not invest more than 5% of its total assets in the securities of a single issuer. The exception permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days. The fund managers of Vanguard Money Market Reserves may rely on this rule when making investment decisions.

                                                                            PS30